UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 6, 2023

scPharmaceuticals Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38293	46-5184075
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2400 District Avenue, Suite 310

Burlington, Massachusetts 01803

(Address of principal executive offices) (Zip Code)

(617) 517-0730

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SCPH	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 6, 2023, scPharmaceuticals Inc. (the “Company”) held its Annual Meeting of Stockholders. A total of 20,462,341 shares of common stock were present online or represented by proxy at the meeting, representing approximately 57.2 percent of the Company’s outstanding common stock as of the April 11, 2023 record date. The following are the voting results for the proposals considered and voted upon at the meeting, all of which were described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 27, 2023.

Proposal 1 — Election of three Class III Directors to serve until the 2026 Annual Meeting of Stockholders, and until their respective successors have been duly elected and qualified or until their earlier resignation or removal.

NOMINEE	FOR	WITHHELD	Broker Non-Votes
John H. Tucker	15,928,864	68,923	4,464,554
Jack A. Khattar	15,785,416	212,371	4,464,554
Klaus Veitinger, M.D., Ph.D.	15,164,483	833,304	4,464,554

Proposal 2 — Ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

FOR	AGAINST	ABSTAINED	Broker Non-Votes
20,425,686	18,204	18,451	0

Proposal 3 — Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers.

FOR	AGAINST	ABSTAINED	Broker Non-Votes
15,898,880	79,114	19,793	4,464,554

Proposal 4 — Approval, on an advisory (non-binding) basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers.

1 YEAR	2 YEARS	3 YEARS	ABSTAINED	Broker Non-Votes
10,278,946	5,626,332	52,171	40,338	4,464,554

Based on the foregoing votes, John H. Tucker, Jack A. Khattar and Klaus Veitinger, M.D., Ph.D. were elected as Class III Directors, Proposals 2 and 3 were approved and the Company’s stockholders recommended that future stockholder advisory votes on the compensation of the Company’s named executive officers be held every year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCPHARMACEUTICALS INC.

Date: June 8, 2023	By:	/s/ John H. Tucker
John H. Tucker
President and Chief Executive Officer